Exhibit 10.55

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
				V	1	2
2. AMENDMENT/MODIFICATION NO		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00013		27-Aug-2012
6. ISSUED BY	CODE	W911QY	7. ADMINISTERED BY (If other than item 6)	CODE	SCN01A
ACC·APG NATICK DIVISION 1564 FREEDMAN DRIVE FORT DETRICK MO 21702			DCMA AMERICAS (CANADA) 275 BANK ST. SUITE 200 OTTAWA, ONT. CNK2P-2L6

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) TEKMIRA PHARMACEUTICALS CORPORATION				9A. AMENDMENT OF SOLICITATION NO.
8900 GLENLYON PKY SUITE 100 BURNABY V5J 5J8				9B. DATED (SEE ITEM 11)
			X	10A. MOD. OF CONTRACT/ORDER NO. W9113M-10-C-0057
			X	10B. DATED (SEE ITEM 13)
CODE L8144		FACILITY CODE		14-Jul-2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer			☐ is extended ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X			D. OTHER (Specify type of modification and authority) FAR 52.242-15, Alt 1 Stop-Work Order

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:   soconnel122754
See attached summary of changes to clarify the Stop-Work Order from P00012.

Except as provided herein, all terms and conditions ofthe document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
			TEL:	EMAIL:
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
27-Aug-2012
BY
(Signature of person authorized to sign)			(Signature of Contracting Officer)

EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

W9113M-10-C-0057
POOOl3

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 30- BLOCK 14 CONTINUATION PAGE

The following have been added by full text: STOP-WORK  ORDER CLARIFICATION

A. The purpose of this modification is to provide clarification of the allowable work that is to continue while under the Stop-Work Order. The efforts for the following CWBS numbers, with any associated limitations, shall continue and are considered appropriate and allowable to be billed to the Government during the month of August or until the Stop-Work period is lifted.

NWl.1.1.lL                    Project Planning and Control
NW1.1.1.2C        EVM Compliance Efforts
NW1 .1.1.3L        Regulatory Operations Management
NW1 .1.1.3S                 Sample Archiving
NWl.1.1.SL                   EVMS Training
NWl.1.1.SC                   EVMS training and Validation Review Preparation
NWl.1.2.lL         Phase 1 Clinical Trial Oversight
NWl.3.1 l5t                   Clinical Batch
NWl.1.3.lL                   Quality Operations Management
NWl.2.2                       Non Clinical
NWl.3.3.lL                   Clinical Study - In-Life - No dosing of patients may be conducted regardless of an FDA decision to lift the Clinical hold unless the stop-work order is lifted
NWl.3.3.lC                  Clinical Study - In-Life Only FDA response activities
NWl.4.1.6.lS                In Vivo Equivalency Testing Activity and Tox
NWl.4.2.lL                   Process Development
NWl.4.2.4.lL                GP Efficacy
NW1 .4.2.4.2L & NW1 .4.2.4.2S - only Draft & Finalize Report (Lyophilization and Toxicology Study CRL)

B.       All other terms and conditions of this Contract remain the same and in full force and effect.

(End of Summary of Changes)